UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2022

KIROMIC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39619	46-4762913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7707 Fannin Street, Suite 140

Houston, TX, 77054

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 968-4888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	KRBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On December 12, 2022 , Kiromic BioPharma Inc. (the “Company”) amended and restated the 25% Senior Secured Convertible Promissory Note (the “Original Note”) dated October 21, 2022 (the “Amended and Restated Note”).  The Original Note was amended to increase the aggregate principal amount to $4,000,000 from $2,000,000. The interest rate of 25% per annum (the “Stated Rate”) remained unchanged. The maturity rate was amended to December 12, 2023 from October 21, 2023 (the “Amended and Restated Maturity Date”), on which the principal balance and accrued but unpaid interest under the Amended and Restated Note shall be due and payable. The Stated Rate will increase to 27% per annum or the highest rate then allowed under applicable law (whichever is lower) upon occurrence of an event of default, including the failure by the Company to make payment of principal or interest due under the Amended and Restated Note on the Amended and Restated Maturity Date, and any commencement by the Company of a case under any applicable bankruptcy or insolvency laws.

No other components of the Original Note were amended.

The foregoing description of the Amended and Restated Note is qualified in its entirety by reference to the full text of such Amended and Restated Note, a copy of which is attached hereto as exhibit 10.1, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference. Assuming that the holder elects to convert all the accrued but unpaid interest on the Amended and Restated Note into shares of Common Stock on the Amended and Restated Maturity Date, the Amended and Restated Note shall be convertible into a maximum of 14,285,714 shares of Common Stock, subject to the adjustment of the Conversion Price and the Beneficial Ownership Limitation and the Share Cap, as applicable. The issuance of the Amended and Restated Note was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of the Amended and Restated 25% Senior Secured Convertible Promissory Note

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kiromic BioPharma, Inc.

Date: December 16, 2022	By:	/s/ Daniel Clark
Daniel Clark
Chief Financial Officer